                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported):  June 26, 2001

                                 LEAPNET, INC.
               (Exact name of registrant as specified in charter)


           Delaware                                              36-4079500
(State or Other Jurisdiction of         000-20835             (I.R.S. Employer
        Incorporation)           (Commission File Number)    Identification No.)

   420 West Huron Street, Chicago, Illinois                         60610
   (Address of Principal Executive Offices)                      (Zip Code)

                                (312) 528-2400
             (Registrant's telephone number, including area code)

Item 5.  Other Events.

     On June 26, 2001, Leapnet, Inc. (the "Company") announced that it has been notified by Nasdaq that it fully complies with the conditions for continued listing on The Nasdaq National Market, as more fully described in the press release, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

     99.1  Press release, dated June 26, 2001


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            Leapnet, Inc.


                            By: /s/  Robert C. Bramlette
                                ------------------------
                                     Robert C. Bramlette
                                     Chief Legal Officer

Dated:  July 10, 2001